                                                                   EXHIBIT 10(b)

                         OMNIBUS TERMINATION AGREEMENT


This Agreement is dated as of the 30th day of December, 1997.

AMONG: INTERTAN, INC., a Delaware corporation ("ITI"), INTERTAN AUSTRALIA LTD., a New South Wales corporation ("ITA"), TECHNOTRON SALES CORP. PTY. LIMITED, a New South Wales corporation ("TSC"), INTERTAN CANADA LTD., an Alberta corporation ("ITC"), and INTERTAN U.K. LIMITED, an England/Wales corporation ("ITUK")



        (collectively, the "InterTAN Group" and, individually, a "member of the InterTAN Group")

                                                               OF THE FIRST PART



AND: TANDY CORPORATION, a Delaware corporation ("Tandy"), TRANS WORLD ELECTRONICS, INC., a Texas corporation ("Trans World"), and A&A INTERNATIONAL, INC., a Nevada corporation ("A&A")



        (collectively, the "Tandy Group" and, individually, a "member of the Tandy Group")



                                                              OF THE SECOND PART



WHEREAS, the InterTAN Group, or one or more members of the InterTAN Group (and InterTAN Europe S.A., a Belgian corporation ("ESA"), now dissolved), and the Tandy Group, or one or more members of the Tandy Group, entered into certain agreements, including without limitation, the agreements referred to in Schedule A annexed hereto (collectively, the "Restructuring Agreements"), in connection with the 1993 restructuring of the debt of the InterTAN Group and the purchase of certain of such indebtedness by the Tandy Group or one or more members of the Tandy Group and in connection with certain related transactions; and


WHEREAS, it is proposed that the InterTAN Group repay all outstanding term indebtedness to the Tandy Group owing under the Secured Loan Agreement referred to in Schedule A annexed hereto; and


WHEREAS, upon repayment of such indebtedness, the parties hereto have agreed to terminate each of the Restructuring Agreements referred to in Schedule A annexed hereto; provided that, for greater certainty, any agreement or instrument currently in force between the Tandy Group and the InterTAN Group or between any member or members of the Tandy Group or the InterTAN Group, respectively, not referred to in Schedule A shall continue in full force and effect after the Effective Date (as hereinafter defined).


NOW, THEREFORE, THIS AGREEMENT WITNESSETH that, in consideration of the premises and the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


1. This Agreement shall be effective from and after the date hereof (the "Effective Date") upon the repayment in full of all currently outstanding principal indebtedness, such amount being U.S.$20,873,826.44, plus all accrued and unpaid interest thereon, through the Effective Date, of any member of the InterTAN Group owing to any member of the Tandy Group under the Series A Note issued pursuant to the Secured Loan Agreement referred to in Schedule A annexed hereto.


2. On the Effective Date, all agreements and instruments referred to in Schedule A annexed hereto shall be terminated and neither party shall have any obligation or liability thereunder in respect of any matter arising after the Effective Date.


3. Trans World represents and warrants to ITI that it is the registered and beneficial holder of 1,449,007 certificated warrants to purchase 1,449,007 shares of the common stock of ITI, such warrants being issued pursuant to a Warrant Agreement dated as of August 5, 1993 between ITI and Trans World (the "Warrants"). On the Effective Date, Trans World shall surrender the certificate for all of the Warrants to ITI for cancellation against payment of the amount, if any, by which the closing price on the New York Stock Exchange of the common stock of ITI (determined as at the last date that such stock traded prior to the Effective Date) exceeds US$7.75 per share, multiplied by 1,449,007, representing the number of Warrants surrendered.

4. The Tandy Group represents and warrants to the InterTAN Group that one or more members of the Tandy Group holds, as pledgee under the Stock Pledge Agreement referred to in Schedule A annexed hereto, the stock certificates referred to in Schedule B annexed hereto. On the Effective Date, the Tandy Group shall surrender to ITI all stock certificates representing such shares and any associated stock powers, powers of attorney or similar instruments.

5. All of the parties hereto, at the expense of the InterTAN Group, will do all things and execute all further agreements, instruments and documents necessary or desirable to carry out the terms and provisions hereof, including without limitation, the furnishing of discharges in registrable form for, and/or the assignment of, any or all security interests currently held by any member of the Tandy Group for the obligations of any member of the InterTAN Group.

6. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original.


INTERTAN, INC.                          INTERTAN AUSTRALIA LTD.

By:                                     By:
   -----------------------------------     -------------------------------------
Title:                                  Title:
      --------------------------------        ----------------------------------


TECHNOTRON SALES CORP. PTY. LIMITED     INTERTAN CANADA LTD.

By:                                     By:
   -----------------------------------     -------------------------------------
Title:                                  Title:
      --------------------------------        ----------------------------------


INTERTAN U.K. LIMITED                   TANDY CORPORATION

By:                                     By:
   -----------------------------------     -------------------------------------
Title:                                  Title:
      --------------------------------        ----------------------------------


TRANS WORLD ELECTRONICS, INC.           A&A INTERNATIONAL, INC.

By:                                     By:
   -----------------------------------     -------------------------------------
Title:                                  Title:
      --------------------------------        ----------------------------------

                                  SCHEDULE A



Each of the following agreements, documents or instruments as amended, supplemented or replaced from time to time, up to and including the Effective Date, are deemed the "Restructuring Agreements":


1. Terms Agreement dated July 23, 1993 between the InterTAN Group and Tandy (insofar as it applies to the agreements and documents listed below).

2. Sale and Purchase Agreement dated August 5, 1993 among the Banks, Trans World, the InterTAN Group, Tandy and the Agent.

3. Loan Agreement dated as of August 3, 1993 between InterTAN Group and Trans World and all loan and security documentation in connection therewith.

4. General Security Agreement dated as of August 3, 1993 among the InterTAN Group, Tandy, Trans World and A&A.

5. Stock Pledge Agreement dated August 3, 1993 among the InterTAN Group and the Tandy Group.

6.      Warrant Agreement dated as of August 5, 1993 between ITI and Trans
        World.

7. Registration Rights Agreement dated as of August 5, 1993 between ITI and Trans World.

8. Secured Loan Agreement dated as of August 25, 1993 between the InterTAN Group, ESA and Trans World and the other "Loan Documents" (excluding the "Distribution Agreement" and any lease guaranty obligations thereunder) and "Security Agreements" (all as defined in such Secured Loan Agreement) and all other security granted by members of the InterTAN Group pursuant thereto.

9. Inventory Repurchase Agreement dated as of May 6, 1994 among CIBC, the Tandy Group and the InterTAN Group (excluding TSC).

                                  SCHEDULE B

                           STOCK HELD BY TANDY GROUP
                           -------------------------


 ISSUER        HOLDER         CERT.#         #SHARES           CERT. DATE
--------     ----------     ----------    ------------      ----------------

TSC              ITI            A2              99,999             8-26-93
TSC          L. Neumann         A4                   1              3-8-94
ITC              ITI            21              20,000             12-1-86
ITUK             ITI             5          14,000,001            10-18-93
ITUK             ITI             1                   1            12-13-93
ITUK             ITC             4           8,000,000             5-31-88
ESA              ITC             1             755,051                ?-93
ESA          A. Barwood          2                   6             1-28-94
ITA              ITI            A1                   1             8-26-93
ITA          M. Williams        A5                   1             8-26-93
ITA              ITI            A6           4,999,995             8-26-93
ITA          L. Neumann         A7                   1              3-8-94
ITA          J. Williams        A8                   1              3-8-94
ITA          D. Saunders        A9                   1              3-8-94